UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 12, 2005

Smart Online, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-119385	95-4439334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2530 Meridian Parkway, 2nd Floor, Durham, North Carolina		27713
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2005, the Board of Directors of Smart Online, Inc. (the "Registrant") elected Mr. Jeffrey W. LeRose to serve as a director of the Registrant, effective immediately. Mr. LeRose was elected to fill a vacancy created by the resignation of Ronna C. Loprete, the wife of Michael Nouri, the Registrant's principal executive officer, from the Board of Directors. Ronna C. Loprete's resignation as a director and Vice President of the Registrant was effective September 12, 2005.

The purpose of this change in Board membership is to advance the Registrant's goal of restructuring to a Board of Directors that has a majority of independent directors. With this change, the Registrant's Board now has three independent directors on its five person Board. Ronna C. Loprete's resignation was not the result of any dispute with the Registrant regarding its operations, policies or practices.

Mr. LeRose is the CEO and founder of Research Triangle Software, Inc., an electronic commerce technology company. He is the former Chairman of the business-to-business online commerce firm Internet Commerce Corporation and the former President and Founder of Research Triangle Commerce, Inc., which was sold to Internet Commerce Corporation in November 2000.

Mr. LeRose previously held executive management positions with CSX Corporation and was instrumental in CSX forming a logistics and technology based joint venture with American Airlines.

Mr. LeRose currently sits on the Board of Advisors for the Love School of Business at Elon University and is a founding Board Member for the Research Triangle Chapter of the National Association of Corporate Directors. Mr. LeRose also serves on the Boards of Southern Capitol Ventures and Explore Creative Learning Centers.

There is no arrangement or understanding between Mr. LeRose and any other persons pursuant to which Mr. LeRose was selected as a director. At the time of this filing, Mr. LeRose has agreed to serve as a member of the Registrant's Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. There is no relationship between Mr. LeRose and the Registrant that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Letter of Resignation of Ronna C. Loprete dated September 12, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

September 13, 2005	By:	/s/ Michael Nouri

Name: Michael Nouri
Title: Chairman

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Exhibit Index

Exhibit No.	Description

99.1	Letter of Resignation of Ronna C. Loprete dated September 12, 2005.